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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At September 30, 2004, the Company, directly or through the Operating Partnership, owned or had an interest in 244 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 188 million square feet of gross leasable area (GLA) in 37 states plus Puerto Rico and Canada. The Company also holds interests in 48 European shopping centers in France, Italy, Poland and Portugal.

        Subsequent to quarter-end, on October 14, 2004, the Company completed its $5.1 billion (including the assumption of debt) acquisition of Chelsea Property Group, Inc. ("Chelsea"). Chelsea common shareholders received merger consideration of $36.00 in cash; 0.2936 of a share of Simon common stock; and 0.3000 of a share of Simon 6% Series I convertible perpetual preferred stock for each share of Chelsea common stock. At closing, shares and units were issued as follows:

  •
  12,978,795 shares of Simon Property Common Stock

  •
  4,652,232 Simon Property Group, L.P. common units

  •
  13,261,712 shares of Simon Property 6% Series I Convertible Perpetual Preferred Stock (liquidation value of $50 per share)

  •
  4,753,794 Simon Property Group, L.P. 6% Convertible Perpetual Preferred Units (liquidation value of $50 per unit)

        Chelsea will operate as a division of SPG out of its current headquarters in Roseland, New Jersey, with David Bloom and the Chelsea management team continuing their leadership. David Bloom has been appointed as an Advisory Director of the Simon Property Group Board of Directors.

        Chelsea Property Group is the leading owner, developer and manager of Premium Outlet® centers in the U.S. and Asia. Its portfolio includes 36 Premium Outlet centers (32 in the U.S. and 4 in Japan) located in major metropolitan markets such as New York, Los Angeles and Boston, and tourist destinations such as Orlando, Las Vegas and Palm Springs. The 32 domestic Premium Outlet centers are 98% occupied and generate sales per square foot of approximately $400. Chelsea's four Premium Outlet centers in Japan, located near Tokyo, Osaka and Fukuoka, are fully leased and generate average sales of more than $800 per square foot.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2004, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Fourth Quarter 2004	Early February 2005
First Quarter 2005	Late April 2005
Second Quarter 2005	Late July 2005

Stock Information

        Simon Property Group common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred*	SPGPrI

*
(Issued as consideration in the Chelsea transaction)

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB	(Stable)
Preferred Stock	BBB-	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

Simon Property Group Ownership Structure(1)
September 30, 2004

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2003 through September 30, 2004

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2003	60,591,896	201,981,997
Issuance of Stock for Stock Option Exercises	—	276,133
Issuance of Units for Gateway Shopping Center Acquisition	120,671	—
Issuance of Units for Debt Refinancing	66,796	—
Conversion of Units into Common Stock	(3,485,104)	3,485,104
Conversion of Units into Cash	(148,497)	—
Shares Retired	—	(40,000)
Restricted Stock Awards (Stock Incentive Program), Net	—	369,789
Number Outstanding at September 30, 2004	57,145,762	206,073,023

Total Common Shares and Units Outstanding at September 30, 2004:
263,218,785(2)

Details for Diluted Common Shares Outstanding:
Company Common Shares Outstanding at September 30, 2004	206,073,023
Number of Common Shares Issuable Assuming Conversion of:
Series C Preferred 7% Cumulative Convertible Units(3)	1,968,254
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	840,621
Diluted Common Shares Outstanding at September 30, 2004	208,881,898

Fully Diluted Common Shares and Units Outstanding at September 30, 2004:
266,027,660

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 56).

(3)
Conversion terms provided in footnote (5) on page 56 of this document.

(4)
Based upon the weighted average stock price for the quarter ended September 30, 2004.

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of September 30, 2004

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2004	2003	2004	2003
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$623,453	$559,554	$1,807,101	$1,644,568
Net Income Available to Common Shareholders	$74,141	$42,721	$193,203	$148,153
Basic Earnings per Common Share	$0.36	$0.23	$0.94	$0.79
Diluted Earnings per Common Share	$0.36	$0.22	$0.94	$0.78
FFO of the Simon Portfolio	$276,399	$237,547	$796,656	$707,852
Diluted FFO of the Simon Portfolio	$277,673	$246,671	$800,479	$733,948
Basic FFO per Share	$1.05	$0.95	$3.03	$2.84
Diluted FFO per Share	$1.04	$0.93	$3.01	$2.78
Distributions per Share	$0.65	$0.60	$1.95	$1.80
Regional Mall Operational Statistics for North American Properties
Occupancy(1)
Consolidated Assets			91.7%	91.6%
Unconsolidated Assets			92.0%	92.3%
Total Portfolio			91.8%	91.9%
Average rent per square foot(1)
Consolidated Assets			$32.30	$30.70
Unconsolidated Assets			$34.38	$33.77
Total Portfolio			$33.07	$31.87
Comparable sales per square foot(2)
Consolidated Assets			$407	$383
Unconsolidated Assets			$448	$426
Total Portfolio			$421	$398
Total sales per square foot(2)
Consolidated Assets			$403	$380
Unconsolidated Assets			$443	$421
Total Portfolio			$417	$394
Number of North American Properties Open at End of Period (3)			244	240
Total North American GLA at End of Period (in millions of square feet)			188.30	184.81
Operational Statistics for European Properties
Occupancy at End of Period			99.2%	N/A
Average rent per square foot (in euros)			25.11	N/A
Number of European Properties Open at End of Period			48	N/A
Total European GLA at End of Period (in millions of square feet)			9.1	N/A

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of September 30, 2004

Unaudited

(In thousands, except as noted)

(1)
Includes mall and freestanding stores

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)	Number of North American Properties at 12/31/03	246
	Add: New Developments Opened	1
	Add: Properties Acquired	2
	Less: Properties Sold	-5

	Number of North American Properties at 9/30/04	244

SIMON PROPERTY GROUP

Selected Financial and Operational Information

As of September 30, 2004

Unaudited

(In thousands, except as noted)

	September 30, 2004	December 31, 2003
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,146	60,592
Shares Outstanding at End of Period	206,073	201,982

Total Common Shares and Units Outstanding at End of Period	263,219	262,574

Weighted Average Limited Partnership Units Outstanding	58,441	61,122
Weighted Average Shares Outstanding—Basic(1)	204,625	189,475
Weighted Average Shares Outstanding—Diluted(1)	207,447	203,468
Debt Information
Consolidated Debt	$11,027,958	$10,266,388
Simon Group's Share of Joint Venture Debt	$2,654,014	$2,739,630
Debt-to-Market Capitalization
Common Stock Price at End of Period	$53.63	$46.34
Equity Market Capitalization(2)	$14,775,351	$12,834,007
Total Consolidated Capitalization	$25,803,309	$23,100,395
Total Capitalization—Including Simon Group's Share of JV Debt	$28,457,433	$25,840,025
	As of or for the Nine Months Ended September 30,
	2004	2003
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$9,865	$7,519
Joint Venture Properties	$2,614	$918
Simon Group's Share of Joint Venture Properties	$1,291	$363

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next three pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation:    The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Real Estate Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Balance Sheet
As of September 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$16,109,979	(252,099)	15,857,880	$4,792,390	$20,650,270
Less—accumulated depreciation	2,981,302	(49,544)	2,931,758	624,029	3,555,787

	13,128,677	(202,555)	12,926,122	4,168,361	17,094,483
Cash and cash equivalents	488,973	(12,785)	476,188	85,801	561,989
Tenant receivables and accrued revenue, net	293,865	(5,367)	288,498	75,314	363,812
Investment in unconsolidated entities, at equity	1,657,558	—	1,657,558	(1,657,558)	—
Deferred costs, other assets, and minority interest, net	610,951	(59,786)	551,165	82,055	633,220

Total assets	$16,180,024	$(280,493)	$15,899,531	$2,753,973	$18,653,504

LIABILITIES:
Mortgages and other indebtedness	$11,027,958	$(225,927)	$10,802,031	$2,654,014	$13,456,045
Accounts payable and accrued expenses	726,120	(19,284)	706,836	110,626	817,462
Cash distributions and losses in partnerships and joint ventures, at equity	27,865	—	27,865	(27,865)	—
Other liabilities, minority interest and accrued dividends	193,715	(35,282)	158,433	17,198	175,631

Total liabilities	11,975,658	(280,493)	11,695,165	2,753,973	14,449,138

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	757,158	—	757,158	—	757,158
LIMITED PARTNERS' PREFERRED INTEREST IN THE SPG OPERATING PARTNERSHIP	258,648	—	258,648	—	258,648
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 12,000,000 and 12,078,012 issued and outstanding, respectively. Liquidation values $375,000 and $376,950, respectively.	365,872	—	365,872	—	365,872
Common stock, $.0001 par value, 400,000,000 shares authorized, 208,159,578 and 200,876,552 issued and outstanding, respectively	21	—	21	—	21
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 and 3,200,000 issued and outstanding, respectively	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,189,959	—	4,189,959	—	4,189,959
Accumulated deficit	(1,304,212)	—	(1,304,212)	—	(1,304,212)
Accumulated other comprehensive income	14,368	—	14,368	—	14,368
Unamortized restricted stock award	(24,930)	—	(24,930)	—	(24,930)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,188,560	—	3,188,560	—	3,188,560

	$16,180,024	$(280,493)	$15,899,531	$2,753,973	$18,653,504

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Statement of Operations
For three months ended September 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$369,511	(7,106)	362,405	106,203	$468,608
Overage rent	11,970	(116)	11,854	2,686	14,540
Tenant reimbursements	190,304	(4,656)	185,648	50,772	236,420
Management fees and other revenues	17,932	—	17,932	—	17,932
Other income	33,736	(128)	33,608	9,378	42,986

Total revenue	623,453	(12,006)	611,447	169,039	780,486

EXPENSES:
Property operating	95,224	(3,013)	92,211	30,784	122,995
Depreciation and amortization	145,963	(1,821)	144,142	41,126	185,268
Real estate taxes	63,104	(1,170)	61,934	13,270	75,204
Repairs and maintenance	24,749	(553)	24,196	6,160	30,356
Advertising and promotion	11,698	(263)	11,435	3,648	15,083
Provision for credit losses	3,366	(76)	3,290	753	4,043
Home and regional office	19,579	—	19,579	—	19,579
General & administrative	3,615	—	3,615	—	3,615
Other	7,311	(382)	6,929	10,673	17,602

Total operating expenses	374,609	(7,278)	367,331	106,414	473,745

OPERATING INCOME	248,844	(4,728)	244,116	62,625	306,741
Interest expense	161,398	(2,519)	158,879	38,724	197,603

Income before minority interest	87,446	(2,209)	85,237	23,901	109,138

Minority interest	(2,209)	2,209	—	—	—
Gain (loss) on sales of assets and other, net	1,121	—	1,121	—	1,121
Income tax expense of taxable REIT subsidiaries	(2,196)	—	(2,196)	—	(2,196)

Income before unconsolidated entities	84,162	—	84,162	23,901	108,063
Income from other unconsolidated entities	23,901	—	23,901	(23,901)	—

Income from continuing operations	108,063	—	108,063	—	108,063
Results of operations from discontinued operations	112	—	112	—	112
Loss on disposal or sale of discontinued operations	(503)	—	(503)	—	(503)

Income before allocation to limited partners	107,672	—	107,672	—	107,672
LESS:
Limited partners' interest in the Operating Partnership	20,792	—	20,792	—	20,792
Preferred distributions of the Operating Partnership	4,905	—	4,905	—	4,905

NET INCOME	81,975	—	81,975	—	81,975
Preferred dividends	(7,834)	—	(7,834)	—	(7,834)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$74,141	$—	74,141	$—	$74,141

RECONCILIATION TO FFO:
Net Income			81,975	—	81,975
Less:
Joint Venture Net Income			(23,901)	23,901	—

Net Income			58,074	23,901	81,975
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			25,697	—	25,697
Depreciation and amortization from combined consolidated properties and discontinued operations			143,820	—	143,820
Our share of depreciation and amortization from unconsolidated affiliates			—	39,712	39,712
Loss on sale of real estate and discontinued operations			(618)	—	(618)
Tax provision related to gain on sale			369	—	369
Less:
Minority interest portion of depreciation and amortization			(1,817)	—	(1,817)
Preferred distributions (Including those of subdisiaries)			(12,739)	—	(12,739)

Our FFO			212,786	63,613	276,399

% of Total FFO:			76.99%	23.01%	100.00%

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Statement of Operations
For nine months ended September 30, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$1,085,534	(18,913)	1,066,621	314,160	$1,380,781
Overage rent	29,986	(300)	29,686	6,371	36,057
Tenant reimbursements	541,838	(12,352)	529,486	150,142	679,628
Management fees and other revenues	54,335	—	54,335	—	54,335
Other income	95,408	(1,352)	94,056	24,293	118,349

Total revenue	1,807,101	(32,917)	1,774,184	494,966	2,269,150

EXPENSES:
Property operating	266,128	(7,533)	258,595	90,977	349,572
Depreciation and amortization	428,636	(4,844)	423,792	125,454	549,246
Real estate taxes	183,538	(3,191)	180,347	39,746	220,093
Repairs and maintenance	67,432	(1,600)	65,832	19,647	85,479
Advertising and promotion	37,059	(759)	36,300	11,262	47,562
Provision for credit losses	10,083	(248)	9,835	2,587	12,422
Home and regional office costs	61,811	—	61,811	—	61,811
General & administrative	10,637	—	10,637	—	10,637
Other	23,904	(1,246)	22,658	27,683	50,341

Total operating expenses	1,089,228	(19,421)	1,069,807	317,356	1,387,163

OPERATING INCOME	717,873	(13,496)	704,377	177,610	881,987
Interest expense	471,730	(6,606)	465,124	116,801	581,925

Income before minority interest	246,143	(6,890)	239,253	60,809	300,062
Minority interest	(6,890)	6,890	—	—	—
Gain (loss) on sales of assets and other, net	(760)	—	(760)	—	(760)
Income tax expense of taxable REIT subsidiaries	(10,838)	—	(10,838)	—	(10,838)

Income before unconsolidated entities	227,655	—	227,655	60,809	288,464
Income from other unconsolidated entities	60,809	—	60,809	(60,809)	—

Income from continuing operations	288,464	—	288,464	—	288,464
Results of operations from discontinued operations	(1,264)	—	(1,264)	—	(1,264)
Gain on disposal or sale of discontinued operations	(215)	—	(215)	—	(215)

Income before allocation to limited partners	286,985	—	286,985	—	286,985
LESS:
Limited partners' interest in the Operating Partnership	55,568	—	55,568	—	55,568
Preferred distributions of the Operating Partnership	14,710	—	14,710		14,710

NET INCOME	216,707	—	216,707	—	216,707
Preferred dividends	(23,504)	—	(23,504)	—	(23,504)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$193,203	$—	$193,203	$—	$193,203

RECONCILIATION TO FFO:
Net Income			216,707	—	216,707
Less:
Joint Venture Net Income			(60,809)	60,809	—

Net Income			155,898	60,809	216,707
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			70,278	—	70,278
Depreciation and amortization from combined consolidated properties and discontinued operations			423,618	—	423,618
Our share of depreciation and amortization from unconsolidated affiliates			—	123,344	123,344
Loss on sale of real estate and discontinued operations			975	—	975
Tax provision related to gain on sale			4,784	—	4,784
Less:
Minority interest portion of depreciation and amortization			(4,836)	—	(4,836)
Preferred distributions (Including those of subdisiaries)			(38,214)	—	(38,214)

Our FFO			612,503	184,153	796,656

% of Total FFO:			76.88%	23.12%	100.00%

SIMON PROPERTY GROUP
Reconciliation of NOI to Net Income
As of September 30, 2004

        Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

        —does not represent cash flow from operations as defined by GAAP,

        —should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

        —is not an alternative to cash flows as a measure of liquidity, and

        —is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of NOI to Net Income provides "Total NOI of the Simon Group Portfolio" and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall and mixed-use NOI for the nine months ended September 30, 2004.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
	(in thousands)
Reconciliation of NOI of consolidated Properties:
Net Income	$81,975	$58,404	$216,707	$195,201
Add: Preferred distributions of the Operating Partnership	4,905	2,835	14,710	8,505
Limited partners' interest in the Operating Partnership	20,792	14,244	55,568	47,917
Discontinued operations—Results of operations and loss on disposal or sale, net	391	10,746	1,479	18,302
Income tax expense of taxable REIT subsidiaries	2,196	2,423	10,838	6,450
Minority interest	2,209	888	6,890	3,307
Interest Expense	161,398	149,036	471,730	451,493
Income from unconsolidated entities	(23,901)	(24,015)	(60,809)	(70,989)
(Gain) Loss on sales of assets and other, net	(1,121)	5,145	760	5,122

Operating Income	248,844	219,706	717,873	665,308
Depreciation and amortization expense	145,963	126,269	428,636	369,686

NOI of consolidated Properties	$394,807	$345,975	$1,146,509	$1,034,994

Reconciliation of NOI of unconsolidated entities:
Net Income	$78,206	$80,641	$213,208	$218,283
Add: Minority interest	—	178	—	539
Interest Expense	94,264	85,929	284,145	253,795
Discontinued operations—Results of operations and loss on disposal or sale, net	(4,345)	(12,687)	(12,012)	(38,824)
Income from unconsolidated entities	1,534	(3,019)	3,835	(7,209)

Operating Income	169,659	151,042	489,176	426,584
Depreciation and amortization expense	72,426	58,404	213,569	170,967

NOI of unconsolidated entities	$242,085	$209,446	$702,745	$597,551

Total consolidated and unconsolidated NOI from continuing operations	$636,892	$555,421	$1,849,254	$1,632,545

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	6,652	31,500	46,549	101,495

Total NOI of the Simon Group Portfolio	$643,544	$586,921	$1,895,803	$1,734,040

Increase in NOI from prior period	9.6%	4.0%	9.3%	5.2%
Less: Joint venture partner's share of NOI	151,317	141,789	464,252	400,021

Simon Group's Share of NOI	$492,227	$445,132	$1,431,551	$1,334,019

Increase in Simon Group's Share of NOI from prior period	10.6%	1.6%	7.3%	6.3%

SIMON PROPERTY GROUP
Computation of Comparable Property NOI Growth
As of September 30, 2004

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
	(in thousands)
Reconciliation of NOI of Simon Group Portfolio to Comparable NOI of Regional Malls and Mixed-Use Properties:
Total NOI of the Simon Group Portfolio	$643,544	$586,921	$1,895,803	$1,734,040
NOI from noncomparable Regional Malls	(60,670)	(3,731)	(161,045)	(3,729)
NOI from Community Centers and Office Buildings	(37,545)	(31,448)	(100,743)	(97,354)
NOI from Home and Regional Office cost allocations, Corporate, and Other	1,292	454	(189)	947
NOI from disposition Properties	(6,712)	(26,197)	(45,257)	(84,243)
Peripheral land sales at Regional Mall and Mixed-Use Properties	(2,805)	(1,343)	(8,205)	(16,754)

Comparable NOI of Regional Malls and Mixed-Use Properties	$537,104	$524,656	$1,580,364	$1,532,907

Increase in Comparable Regional Mall and Mixed-Use NOI from prior period	2.4%		3.1%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2004
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Consolidated Properties
Other Income
Interest Income	$2,982	$5,022	$8,024	$12,301
Lease Settlement Income	2,898	2,178	10,558	8,876
Gains on Land Sales and Income from the Sale of Net Leases	7,321	803	22,196	13,145
Simon Brand Ventures/Simon Business Network Revenues(1)	18,236	11,654	44,604	29,866
Other	2,299	5,379	10,026	12,008

Totals	$33,736	$25,036	$95,408	$76,196

Other Expense
Ground Rent	$5,021	$3,836	$14,393	$10,683
Professional Fees	146	764	2,419	3,181
Simon Brand Ventures/Simon Business Network Expenses	750	394	2,107	683
Other	1,394	579	4,985	2,995

Totals	$7,311	$5,573	$23,904	$17,542

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Nine Months Ended September 30, 2004

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

U.S. Asset Mix of Portfolio

(1)	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA and FL	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of September 30, 2004

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
U.S. and Puerto Rican Properties:
Regional Malls
—Anchor	103,072,300	29,655,200	27.7%	95.2%	$4.37
—Mall Store	59,738,000	59,584,300	55.6%	92.0%	$33.78
—Freestanding	4,155,600	2,111,800	2.0%	88.0%	$11.54

Subtotal	63,893,600	61,696,100	57.6%	91.8%	$33.07
Regional Mall Total	166,965,900	91,351,300	85.3%
Community Shopping Centers
—Anchor	12,735,800	7,961,600	7.4%	92.0%	$8.95
—Mall Store	4,321,700	4,238,900	4.0%	92.3%	$14.28
—Freestanding	966,900	467,500.4%		94.9%	$7.85

Community Ctr. Total	18,024,400	12,668,000	11.8%	92.2%	$10.79
Office Portion of Mixed-Use Properties	3,055,000	3,055,100	2.9%	76.3%	$25.58
Subtotal U.S. and Puerto Rican Properties	188,045,300	107,074,400	100.00%
Canadian Property	247,000

Total North American Properties	188,292,300

U.S. Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
9/30/04	91.8%	92.2%
9/30/03	91.9%	88.7%
12/31/03	92.4%	90.2%
12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of September 30, 2004

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
9/30/04	$33.07	3.8%	$10.79	4.4%
9/30/03	$31.87	—	$10.34	—
12/31/03	$32.26	5.1%	$10.59	4.6%
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
Regional Malls:
2004 (YTD)	$39.28	$32.90	$6.38	19.4%
2003	41.28	32.99	8.29	25.1
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
Community Shopping Centers:
2004 (YTD)	$11.64	$11.54	..10	0.9%
2003	12.38	10.48	1.90	18.1
2002	10.19	8.39	1.80	21.5
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2004

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/04
Regional Malls—Mall Stores & Freestanding
Month to Month Leases	626	1,490,097	$34.56
2004 (10/1-12/31)	490	556,728	$40.13
2005	2,259	5,775,903	$31.82
2006	2,198	5,875,117	$32.82
2007	2,227	5,631,134	$34.27
2008	1,804	5,286,076	$34.42
2009	1,784	5,412,448	$32.46
2010	1,596	4,857,327	$35.39
2011	1,453	4,360,142	$34.33
2012	1,181	3,926,299	$35.72
2013	1,199	3,830,375	$38.39
2014	1,057	3,347,169	$36.77
2015 and Thereafter	440	3,358,963	$25.30
Specialty Leasing Agreements w/terms in excess of 12 months	942	2,424,490	$12.78
Regional Malls—Anchor Tenants
Month to Month Leases	4	412,780	$3.61
2004 (10/1-12/31)	1	42,090	$3.74
2005	16	1,925,674	$2.16
2006	20	2,400,586	$2.69
2007	16	1,696,364	$2.12
2008	27	3,309,645	$3.80
2009	29	3,067,376	$3.54
2010	22	2,540,711	$3.09
2011	11	928,657	$6.44
2012	17	1,955,174	$5.27
2013	10	1,638,346	$6.86
2014	13	1,207,089	$7.60
2015 and Thereafter	48	5,432,374	$5.70
Community Centers—Mall Stores & Freestanding
Month to Month Leases	37	101,143	$12.91
2004 (10/1-12/31)	53	41,343	$18.76
2005	188	557,551	$14.97
2006	197	654,439	$14.54
2007	152	607,823	$13.20
2008	140	621,862	$13.71
2009	99	412,645	$13.86
2010	67	439,772	$14.46
2011	37	234,607	$14.51
2012	20	129,945	$15.63
2013	15	118,879	$13.63
2014	15	86,693	$14.78
2015 and Thereafter	7	89,680	$12.63
Specialty Leasing Agreements w/ terms in excess of 12 months	8	40,264	$3.82

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of September 30, 2004

Community Centers—Anchor Tenants
Month to Month Leases	—	—	—
2004 (10/1-12/31)	2	70,590	$3.41
2005	10	303,133	$8.45
2006	16	581,012	$6.38
2007	15	564,964	$6.56
2008	16	382,757	$10.76
2009	21	771,150	$7.34
2010	21	682,212	$11.51
2011	8	388,127	$12.86
2012	8	350,244	$8.85
2013	14	450,381	$8.23
2014	10	414,570	$8.40
2015 and Thereafter	37	2,098,541	$9.62
Specialty Leasing Agreements w/ terms in excess of 12 months	3	103,982	$0.48

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of September 30, 2004
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited Brands, Inc.	551	3,429	1.8%	4.4%
The Gap, Inc.	346	3,576	1.9%	3.1%
Foot Locker, Inc.	435	1,794	1.0%	2.5%
Zale Corporation	425	487	0.3%	1.9%
Abercrombie & Fitch Co.	152	1,111	0.6%	1.5%
Luxottica Group S.P.A	357	642	0.3%	1.3%
Sterling Jewelers, Inc.	202	288	0.2%	1.1%
American Eagle Outfitters, Inc.	125	667	0.4%	0.9%
Genesco Inc.	308	386	0.2%	0.9%
Hallmark Cards, Inc.	210	694	0.4%	0.9%
Trans World Entertainment Corp.	108	682	0.4%	0.8%
Williams-Sonoma Stores, Inc.	84	600	0.3%	0.8%
The Musicland Group, Inc.	136	561	0.3%	0.8%
Ann Taylor, Inc.	93	519	0.3%	0.8%
Retail Brand Alliance, Inc.	95	540	0.3%	0.8%

Top 15 Anchors (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	132	20,241	10.7%	0.4%
Federated Department Stores	93	18,211	9.7%	0.7%
J.C. Penney Co., Inc.	115	16,732	8.9%	1.0%
The May Department Stores	95	14,336	7.6%	0.2%
Dillard's Department Stores	81	12,022	6.4%	0.2%
Saks Incorporated	41	4,766	2.5%	1.1%
Nordstrom, Inc.	21	3,722	2.0%	0.0%
Belk, Inc.	15	1,747	0.9%	0.1%
Target Corporation	11	1,368	0.7%	0.0%
The Neiman Marcus Group, Inc.	7	926	0.5%	0.1%
Mervyn's	10	881	0.5%	0.1%
Dick's Sporting Goods, Inc.	11	718	0.4%	0.2%
Von Maur, Inc.	7	592	0.3%	0.0%
Kohl's Department Stores	6	573	0.3%	0.0%
Boscov's Department Stores, Inc.	3	521	0.3%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
Regional Mall Anchor/Big Box Openings
2004-2006

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2004
Bangor Mall	Bangor, ME	Dick's Sporting Goods	Porteus
College Mall	Bloomington, IN	Target	JCPenney
Cordova Mall	Pensacola, FL	Cost Plus World Market	Montgomery Ward
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods	Service Merchandise
Gulfview Square	New Port Richey, FL	Best Buy Linens 'n Things	Dillard's (relocated) Dillard's (relocated)
Irving Mall	Irving, TX	Circuit City	Food court & small shops
Prien Lake Mall	Lake Charles, LA	Cinemark Theater	White House
Roosevelt Field	Garden City, NY	Bloomingdale's Furniture and Bedding Dick's Sporting Goods	Stern's Stern's
Southern Hills Mall	Sioux City, IA	Barnes & Noble JCPenney	N/A Target
SouthPark Mall	Charlotte, NC	Nordstrom	N/A
Tippecanoe Mall	Lafayette, IN	Dick's Sporting Goods H.H. Gregg	Lazarus Lazarus
Town Center at Cobb	Kennesaw, GA	Macy's/Rich's Home Store	Macy's
Washington Square	Indianapolis, IN	Burlington Coat Factory	JCPenney
White Oaks Mall	Springfield, IL	Dick's Sporting Goods	Montgomery Ward
Openings Projected in the Fourth Quarter of 2004
Battlefield Mall	Springfield, MO	Steve & Barry's	Battlefield Cinema
Brea Mall	Brea, CA	Cheesecake Factory	N/A
Century III Mall	Pittsburgh, PA	Dick's Sporting Goods	Wickes Furniture
Dadeland Mall	Miami, FL	Nordstrom	Lord & Taylor
Emerald Square	Attleboro, MA	Filene's Men's	Lord & Taylor
Maplewood Mall	St. Paul, MN	Barnes & Noble	N/A
North East Mall	Hurst, TX	Rave Theater	Montgomery Ward
Rolling Oaks	San Antonio, TX	JCPenney	N/A
Shops at Sunset Place	Miami, FL	L.A. Fitness	IMAX Theatre
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A

Openings Projected in the Fourth Quarter of 2004
SouthPark Mall	Charlotte, NC	Dick's Sporting Goods	Sears
SouthPark Mall	Moline, IL	Dillard's	Montgomery Ward
Sunland Park Mall	El Paso, TX	Foley's	JCPenney
Washington Square	Indianapolis, IN	Dick's Sporting Goods	Lazarus
Openings Projected in 2005
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Dick's Sporting Goods	Lazarus
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Emerald Square	Attleboro, MA	Filene's Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema	N/A
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Longview Mall	Longview, TX	Beall's	Service Merchandise
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn's
Melbourne Square	Melbourne, FL	Circuit City Dick's Sporting Goods	Belk's Belk's
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	Sears
The Source	Westbury, NY	David's Bridal	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, MO	Linens 'n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected in 2006
Aurora Mall	Aurora, CO	Dillard's	Foley's (relocated)
Crossroads Mall	Omaha, NE	Target	Younkers
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A

SIMON PROPERTY GROUP
Property Listing—North American Assets
As of September 30, 2004

					Gross Leasable Area
Property Name	State	City	Legal Ownership		Total	Anchor	Mall & Freestanding
UNITED STATES AND PUERTO RICO:
Regional Malls
McCain Mall	AR	N. Little Rock	100.0%		776,400	554,200	222,200
University Mall	AR	Little Rock	100.0%		565,800	412,800	153,000
Metrocenter	AZ	Phoenix	50.0%		1,391,900	876,000	515,900
Southgate Mall	AZ	Yuma	100.0%		321,200	252,300	68,900
Brea Mall	CA	Brea (Orange County)	100.0%		1,317,300	874,800	442,500
Fashion Valley Mall	CA	San Diego	50.0%		1,708,100	1,053,300	654,800
Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		867,400	536,500	330,900
Santa Rosa Plaza	CA	Santa Rosa	100.0%		698,300	428,300	270,000
Shops at Mission Viejo	CA	Mission Viejo (Orange County)	100.0%		1,149,600	677,200	472,400
Westminster Mall	CA	Westminster (Orange County)	100.0%		1,219,000	717,000	502,000
Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,379,700	849,200	530,500	(1)
Aurora Mall	CO	Aurora (Denver)	100.0%		985,700	566,000	419,700
Mesa Mall	CO	Grand Junction	50.0%		866,100	425,800	440,300
Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		793,900	442,300	351,600
Aventura Mall	FL	Miami Beach	33.3%		1,904,500	1,242,100	662,400
Avenues, The	FL	Jacksonville	25.0	%(8)	1,117,600	755,000	362,600
Boynton Beach Mall	FL	Boynton Beach (West Palm Beach)	100.0%		1,183,600	883,700	299,900
Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		945,200	648,100	297,100
Cordova Mall	FL	Pensacola	100.0%		833,300	395,900	437,400
Crystal River Mall	FL	Crystal River	100.0%		424,300	302,500	121,800
Dadeland Mall	FL	N. Miami Beach	50.0%		1,467,700	1,132,100	335,600
DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		690,300	435,500	254,800
Edison Mall	FL	Fort Myers	100.0%		1,042,300	742,700	299,600
Florida Mall, The	FL	Orlando	50.0%		1,847,700	1,232,400	615,300
Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		752,400	461,900	290,500
Indian River Mall	FL	Vero Beach	50.0%		748,000	445,500	302,500
Lake Square Mall	FL	Leesburg (Orlando)	50.0%		560,800	296,000	264,800
Melbourne Square	FL	Melbourne	100.0%		729,900	471,200	258,700
Miami International Mall	FL	S. Miami	47.8%		1,076,800	783,300	293,500
Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		923,400	534,200	389,200
Paddock Mall	FL	Ocala	100.0%		554,300	387,400	166,900
Palm Beach Mall	FL	West Palm Beach	100.0%		1,084,200	749,300	334,900
Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(4)	780,500	458,600	321,900
Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(8)	1,153,600	768,800	384,800
The Shops @ Sunset Place	FL	Miami	37.5%		515,000	—	515,000

Town Center at Boca Raton	FL	Boca Raton (West Palm Beach)	100.0%		1,560,100	1,067,200	492,900
Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		869,400	511,400	358,000
Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		1,128,100	748,300	379,800
University Mall	FL	Pensacola	100.0%		707,000	478,400	228,600
Gwinnett Place	GA	Duluth (Atlanta)	50.0%		1,277,500	843,600	433,900
Lenox Square	GA	Atlanta	100.0%		1,484,700	821,400	663,300
Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,785,200	1,069,600	715,600
Northlake Mall	GA	Atlanta	100.0%		962,200	665,700	296,500
Phipps Plaza	GA	Atlanta	100.0%		822,300	472,400	349,900
Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		1,273,100	851,300	421,800
Lindale Mall	IA	Cedar Rapids	50.0%		692,800	305,600	387,200
NorthPark Mall	IA	Davenport	50.0%		1,077,600	651,500	426,100
Southern Hills Mall	IA	Sioux City	50.0%		804,200	372,900	431,300
SouthRidge Mall	IA	Des Moines	50.0%		1,002,100	497,800	504,300
Alton Square	IL	Alton (St. Louis)	100.0%		639,000	426,300	212,700
Chicago Premium Outlets	IL	Aurora (Chicago)	50.0%		437,700	—	437,700
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,500	220,800	200,700
Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(9)	558,500	311,000	247,500
Northwoods Mall	IL	Peoria	100.0%		696,700	473,000	223,700
Orland Square	IL	Orland Park (Chicago)	100.0%		1,206,600	773,300	433,300
River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,379,500	834,600	544,900	(1)
SouthPark Mall	IL	Moline (Davenport-Moline)	50.0%		1,026,000	578,100	447,900
White Oaks Mall	IL	Springfield	77.5%		977,300	615,600	361,700
Castleton Square	IN	Indianapolis	100.0%		1,469,200	1,105,900	363,300
Circle Centre	IN	Indianapolis	14.7%		791,100	350,000	441,100	(1)
College Mall	IN	Bloomington	100.0%		592,600	356,900	235,700
Eastland Mall	IN	Evansville	50.0%		898,800	533,000	365,800
Fashion Mall at Keystone	IN	Indianapolis	100.0%		648,400	249,700	398,700	(1)
Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,324,300	909,900	414,400
Lafayette Square	IN	Indianapolis	100.0%		1,207,400	937,200	270,200
Markland Mall	IN	Kokomo	100.0%		415,200	273,100	142,100
Muncie Mall	IN	Muncie	100.0%		653,200	435,800	217,400
Tippecanoe Mall	IN	Lafayette	100.0%		859,900	537,800	322,100
University Park Mall	IN	Mishawaka (South Bend)	60.0%		941,800	622,500	319,300
Washington Square	IN	Indianapolis	100.0%		923,700	616,100	307,600
Towne East Square	KS	Wichita	100.0%		1,177,300	779,500	397,800
Towne West Square	KS	Wichita	100.0%		955,100	619,300	335,800
West Ridge Mall	KS	Topeka	100.0%		1,020,200	716,800	303,400
Prien Lake Mall	LA	Lake Charles	100.0%		822,900	644,100	178,800

Arsenal Mall	MA	Watertown (Boston)	100.0%		501,900	191,400	310,500	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		206,600	—	206,600
Auburn Mall	MA	Auburn (Boston)	49.1%		592,000	417,600	174,400
Burlington Mall	MA	Burlington (Boston)	100.0%		1,254,300	836,200	418,100
Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%		724,300	420,200	304,100
Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%		1,021,400	647,400	374,000
Greendale Mall	MA	Worcester (Boston)	49.1%		431,300	132,600	298,700	(1)
Liberty Tree Mall	MA	Danvers (Boston)	49.1%		857,100	498,000	359,100
Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		478,200	297,300	180,900
Northshore Mall	MA	Peabody (Boston)	49.1%		1,684,600	989,300	695,300
Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		910,200	538,800	371,400
South Shore Plaza	MA	Braintree (Boston)	100.0%		1,462,100	847,600	614,500
Square One Mall	MA	Saugus (Boston)	49.1%		864,700	540,100	324,600
Bangor Mall	ME	Bangor	67.6	%(5)	653,500	416,600	236,900
Bowie Town Center	MD	Bowie (Washington, DC)	100.0%		667,200	338,600	328,600
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		985,700	631,600	354,100
Maplewood Mall	MN	Minneapolis	100.0%		928,400	589,100	339,300
Miller Hill Mall	MN	Duluth	100.0%		808,900	429,500	379,400
Battlefield Mall	MO	Springfield	100.0%		1,188,500	770,100	418,400
Independence Center	MO	Independence (Kansas City)	100.0%		1,013,400	499,300	514,100
Biltmore Square	NC	Asheville	100.0%		493,900	242,600	251,300
SouthPark Mall	NC	Charlotte	100.0%		1,396,200	964,700	431,500
Crossroads Mall	NE	Omaha	100.0%		858,600	609,700	248,900
Mall at Rockingham Park	NH	Salem (Boston)	24.6%		1,020,100	638,100	382,000
Mall of New Hampshire	NH	Manchester (Boston)	49.1%		807,400	444,900	362,500
Pheasant Lane Mall	NH	Nashua (Boston)	100.0	%(7)	989,300	675,800	313,500
Brunswick Square	NJ	East Brunswick (New York)	100.0%		769,000	467,600	301,400
Livingston Mall	NJ	Livingston (New York)	100.0%		979,300	616,100	363,200
Menlo Park Mall	NJ	Edison (New York)	100.0%		1,282,900	527,600	755,300	(1)
Ocean County Mall	NJ	Toms River (New York)	100.0%		892,700	616,400	276,300
Quaker Bridge Mall	NJ	Lawrenceville	39.6	%(5)	1,102,200	686,800	415,400
Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,249,400	786,600	462,800
Cottonwood Mall	NM	Albuquerque	100.0%		1,041,700	631,600	410,100
Forum Shops at Caesars	NV	Las Vegas	100.0%		478,000	—	478,000
Las Vegas Premium Outlet	NV	Las Vegas	50.0%		434,300	—	434,300

Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		431,900	213,300	218,600
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		586,800	310,100	276,700
Nanuet Mall	NY	Nanuet (New York)	100.0%		916,400	583,700	332,700
Roosevelt Field	NY	Garden City (New York)	100.0%		2,189,900	1,430,400	759,500
Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,357,700	902,600	455,100
Source, The	NY	Westbury (New York)	25.5%		727,100	210,800	516,300
Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,034,800	742,200	292,600
Westchester, The	NY	White Plains (New York)	40.0%		824,500	349,400	475,100
Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,301,700	879,300	422,400
Lima Mall	OH	Lima	100.0%		745,900	541,900	204,000
Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,900	685,300	331,600
Southern Park Mall	OH	Boardman (Youngstown)	100.0%		1,198,400	811,900	386,500
Summit Mall	OH	Akron	100.0%		764,200	432,900	331,300
Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		750,800	479,400	271,400
Eastland Mall	OK	Tulsa	100.0%		700,600	435,800	264,800
Heritage Park Mall	OK	Midwest City (Oklahoma City)	100.0%		606,400	382,700	223,700
Penn Square Mall	OK	Oklahoma City	94.5%		1,031,100	588,100	443,000
Woodland Hills Mall	OK	Tulsa	47.2%		1,092,100	709,400	382,700
Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,286,200	831,400	454,800	(1)
Cheltenham Square	PA	Philadelphia	100.0%		639,600	368,300	271,300
Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,046,900	500,800	546,100
Court & Plaza at King of Prussia, The	PA	King of Prussia (Philadephia)	12.9	%(5)	2,850,300	1,775,900	1,074,400	(1)
Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	25.2	%(6)	1,062,200	564,400	497,800	(1)
Montgomery Mall	PA	Montgomeryville (Philadephia)	54.4	%(5)	1,120,400	684,900	435,500
Oxford Valley Mall	PA	Langhorne (Philadephia)	65.8	%(5)	1,266,100	762,600	503,500	(1)
Ross Park Mall	PA	Pittsburgh	100.0%		1,233,600	827,000	406,600
South Hills Village	PA	Pittsburgh	100.0%		1,113,900	656,000	457,900
Anderson Mall	SC	Anderson (Greenville)	100.0%		616,800	404,400	212,400
Haywood Mall	SC	Greenville	100.0%		1,232,700	902,400	330,300
Empire Mall	SD	Sioux Falls	50.0%		1,048,200	497,300	550,900
Rushmore Mall	SD	Rapid City	50.0%		835,600	470,700	364,900
Knoxville Center	TN	Knoxville	100.0%		980,800	597,000	383,800
Oak Court Mall	TN	Memphis	100.0%		853,100	535,000	318,100	(1)
Raleigh Springs Mall	TN	Memphis	100.0%		917,500	691,200	226,300
West Town Mall	TN	Knoxville	50.1%		1,327,200	878,300	448,900
Wolfchase Galleria	TN	Memphis	94.5%		1,268,100	761,600	506,500

Barton Creek Square	TX	Austin	100.0%		1,430,200	922,300	507,900
Broadway Square	TX	Tyler	100.0%		617,000	427,700	189,300
Cielo Vista Mall	TX	El Paso	100.0%		1,193,100	793,700	399,400
Highland Mall	TX	Austin	50.0%		1,090,000	732,000	358,000
The Galleria	TX	Houston	31.5%		2,403,300	1,300,500	1,102,800
Ingram Park Mall	TX	San Antonio	100.0%		1,129,900	751,700	378,200
Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		1,130,400	722,000	408,400
La Plaza Mall	TX	McAllen	100.0%		1,205,600	778,800	426,800
Lakeline Mall	TX	Austin	100.0%		1,100,600	745,200	355,400
Longview Mall	TX	Longview	100.0%		612,800	402,800	210,000
Midland Park Mall	TX	Midland	100.0%		618,100	339,100	279,000
North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,662,200	1,194,600	467,600
Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		755,400	471,400	284,000
Rolling Oaks Mall	TX	San Antonio	100.0%		756,500	460,900	295,600
Sunland Park Mall	TX	El Paso	100.0%		917,700	575,800	341,900
Valle Vista Mall	TX	Harlingen	100.0%		654,800	389,800	265,000
Trolley Square	UT	Salt Lake City	90.0%		225,700	—	225,700
Apple Blossom Mall	VA	Winchester	49.1%		442,400	229,000	213,400
Charlottesville Fashion Square	VA	Charlottesville	100.0%		572,400	381,200	191,200
Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0	%(9)	808,900	537,300	271,600
Valley Mall	VA	Harrisonburg	50.0%		370,900	191,300	179,600
Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		787,400	506,600	280,800
Columbia Center	WA	Kennewick	100.0%		741,800	408,100	333,700
Northgate Mall	WA	Seattle	100.0%		985,700	688,400	297,300
Tacoma Mall	WA	Tacoma	100.0%		1,339,700	924,000	415,700
Bay Park Square	WI	Green Bay	100.0%		716,100	447,500	268,600
Forest Mall	WI	Fond Du Lac	100.0%		500,700	327,300	173,400
Plaza Carolina		Carolina, Puerto Rico	100.0%		1,113,100	504,800	608,300	(1)
(173 properties)
Community Centers
Plaza at Buckland Hills	CT	Manchester	35.0	%(8)	334,600	252,200	82,400
Gaitway Plaza	FL	Ocala	23.3	%(8)	216,300	123,000	93,300
Grove @ Lakeland Square	FL	Lakeland	100.0%		215,600	142,300	73,300
Highland Lakes Center	FL	Orlando	100.0%		493,100	352,300	140,800
Indian River Commons	FL	Vero Beach	50.0%		260,900	233,400	27,500
Royal Eagle Plaza	FL	Coral Springs	35.0	%(8)	199,200	124,500	74,700

Terrace @ the Florida Mall	FL	Orlando	100.0%		328,900	281,400	47,500
Waterford Lakes Town Ctr	FL	Orlando	100.0%		951,900	622,200	329,700
West Town Corners	FL	Altamonte Springs	23.3	%(8)	385,300	263,800	121,500
Westland Park Plaza	FL	Orange Park	23.3	%(8)	163,100	123,500	39,600
Mall of Georgia Crossing	GA	Mill Creek	100.0%		440,600	341,500	99,100
Bloomingdale Court	IL	Bloomingdale	100.0%		601,400	436,300	165,100
Countryside Plaza	IL	Countryside	100.0%		435,600	290,200	145,400
Crystal Court	IL	Crystal Lake	35.0	%(8)	279,000	202,000	77,000
Forest Plaza	IL	Rockford	100.0%		425,800	325,200	100,600
Lake Plaza	IL	Waukegan	100.0%		215,500	170,800	44,700
Lake View Plaza	IL	Orland Park	100.0%		371,300	262,300	109,000
Lincoln Crossing	IL	O'Fallon	100.0%		243,200	229,800	13,400
Matteson Plaza	IL	Matteson	100.0%		275,600	231,000	44,600
North Ridge Plaza	IL	Joliet	100.0%		305,000	190,300	114,700
White Oaks Plaza	IL	Springfield	100.0%		391,400	275,700	115,700
Willow Knolls Court	IL	Peoria	35.0	%(8)	382,300	309,400	72,900
Brightwood Plaza	IN	Indianapolis	100.0%		38,500	—	38,500
Eastland Convenience Ctr.	IN	Evansville	50.0%		175,600	126,700	48,900
Greenwood Plus	IN	Greenwood	100.0%		159,900	134,100	25,800
Griffith Park Plaza	IN	Griffith	100.0%		269,700	175,600	94,100
Keystone Shoppes	IN	Indianapolis	100.0%		29,100	—	29,100
Markland Plaza	IN	Kokomo	100.0%		90,800	49,100	41,700
Muncie Plaza	IN	Muncie	100.0%		298,900	271,700	27,200
New Castle Plaza	IN	New Castle	100.0%		91,600	24,900	66,700
Northwood Plaza	IN	Fort Wayne	100.0%		170,800	99,000	71,800
Teal Plaza	IN	Lafayette	100.0%		101,100	98,300	2,800
Tippecanoe Plaza	IN	Lafayette	100.0%		94,600	85,800	8,800
University Center	IN	Mishawaka	60.0%		150,500	104,300	46,200
Village Park Plaza	IN	Carmel	35.0	%(8)	542,800	430,400	112,400
Wabash Village	IN	West Lafayette	100.0%		124,500	109,400	15,100
Washington Plaza	IN	Indianapolis	100.0%		50,100	21,500	28,600
West Ridge Plaza	KS	Topeka	100.0%		237,800	182,200	55,600
Park Plaza	KY	Hopkinsville	100.0%		115,000	82,400	32,600
St. Charles Towne Plaza	MD	Waldorf	100.0%		406,300	284,800	121,500
Regency Plaza	MO	St. Charles	100.0%		287,400	210,600	76,800
Ridgewood Court	MS	Jackson	35.0	%(8)	240,600	185,900	54,700

Rockaway Convenience Ctr.	NJ	Rockaway	100.0%		388,600	284,700	103,900
Cobblestone Court	NY	Victor	35.0	%(8)	265,500	206,700	58,800
Boardman Plaza	OH	Youngstown	100.0%		631,800	365,100	266,700
Great Lakes Plaza	OH	Mentor	100.0%		164,100	142,200	21,900
Lima Center	OH	Lima	100.0%		206,900	159,600	47,300
Northland Plaza	OH	Columbus	100.0%		209,500	118,300	91,200
Eastland Plaza	OK	Tulsa	100.0%		186,200	152,500	33,700
DeKalb Plaza	PA	King of Prussia	52.4	%(5)	101,700	81,400	20,300
Great Northeast Plaza	PA	Philadelphia	50.0%		294,800	237,200	57,600
Henderson Square	PA	King of Prussia	79.1	%(5)	107,400	72,700	34,700
Lincoln Plaza	PA	King of Prussia	65.8	%(5)	267,200	143,600	123,600
Whitehall Mall	PA	Whitehall	39.6	%(5)	553,500	378,600	174,900
Charles Towne Square	SC	Charleston	100.0%		71,800	71,800	—
Empire East	SD	Sioux Falls	50.0%		302,000	253,400	48,600
Knoxville Commons	TN	Knoxville	100.0%		180,500	91,500	89,000
Arboretum, The	TX	Austin	100.0%		205,100	35,800	169,300
Celina Plaza	TX	El Paso	100.0%		8,700	—	8,700
Gateway Shopping Center	TX	Austin	95.0%		512,600	396,500	116,100
Ingram Plaza	TX	San Antonio	100.0%		111,500	—	111,500
Lakeline Plaza	TX	Austin	100.0%		389,900	310,500	79,400
Shops at North East Mall	TX	Hurst	100.0%		364,600	265,600	99,000
Chesapeake Center	VA	Chesapeake	100.0%		305,900	213,600	92,300
Fairfax Court	VA	Fairfax	26.3	%(8)	249,600	169,000	80,600
Martinsville Plaza	VA	Martinsville	100.0%		102,100	60,000	42,100
(66 properties)
Mixed-Use
Copley Place	MA	Boston	98.1%		1,214,100	104,300	1,109,800	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%		990,700	472,700	518,000	(1)
(2 properties)

Office
O'Hare International Center	IL	Rosemont	100.0%	494,500	—	494,500(2)
Riverway	IL	Rosemont	100.0%	819,200	—	819,200(3)
(2 properties)

Total Portfolio—U.S. and Puerto Rico				188,045,300	115,808,400	72,236,900
CANADA:
Forum Entertainment Centre		Montreal, Canada	38.1%	247,000	—	247,000
(1 property)

Total Portfolio—North America
(244 properties)				188,292,300	115,808,400	72,483,900

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.
(1)
Office space included as follows:

Arsenal Mall—approx. 106,000 sq. ft.
Century III Mall—approx. 32,000 sq. ft.
Circle Centre Mall—approx. 5,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon—approx. 169,000 sq. ft.
Fashion Mall at Keystone—approx. 30,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.
King of Prussia—approx. 14,000 sq. ft.
Lehigh Valley Mall—approx. 12,000 sq. ft.
Menlo Park Mall—approx. 50,000 sq. ft.
Oak Court Mall—approx. 130,000 sq. ft.
Oxford Valley Mall—approx. 111,000 sq. ft.
Plaza Carolina—approx. 29,000 sq. ft.
River Oaks Center—approx. 118,000 sq. ft.
Stanford Shopping—approx. 6,000 sq. ft.
(2)
Includes approximately 12,000 sq. ft. of retail space.
(3)
Includes approximately 25,000 sq. ft. of retail space.
(4)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.
(5)
The Company's indirect ownership interest, evidenced through an approximately 80% ownership interest in Kravco Simon Investments.
(6)
The ownership of the property is evidenced by the Operating Partnership's note with two of the other partners.
(7)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(8)
Outside partner receives substantially all the economic benefits of the property due to a partner preference.
(9)
The Operating Partnership receives substantially all the economic benefits of the property.

Simon Property Group
Property Listing—European Assets
As of September 30, 2004

Property Name	City (Metropolitan area)	SPG Ownership		Hypermarket/ Anchor GLA (3)	Mall & Freestanding GLA	Total GLA
				(in square feet)	(in square feet)	(in square feet)
FRANCE
Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
Bel'Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
Villabe A6	Villabe (Paris)	5.2%		102,300	104,500	206,800

Subtotal France (3)				385,400	576,400	961,800
ITALY
Ancona—Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
Ascoli Piceno—Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
Ascoli Piceno—Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
Bari—Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
Bari—Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
Brescia—Mazzano	Mazzano (Brescia)	49.0	%(1)	103,300	127,400	230,700
Cagliari—Santa Gilla	Cagliari	49.0	%(1)	75,900	114,800	190,700
Catania—La Rena	Catania	49.0%		124,100	22,100	146,200
Milano—Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
Milano—Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
Napoli—Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
Padova	Padova	49.0%		73,300	32,500	105,800
Palermo	Palermo	49.0%		73,100	9,800	82,900
Pesaro—Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
Pescara	Pescara	49.0%		96,300	65,200	161,500
Pescara—Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
Piacenza—San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	20,400	124,900
Roma—Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
Sassari—Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	79,500	154,200	233,700
Taranto	Taranto	49.0%		75,200	126,500	201,700
Torino	Torino	49.0%		105,100	66,700	171,800
Torino—Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
Vicenza	Vicenza	49.0%		78,400	20,100	98,500
Brindisi—Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
Ancona	Ancona	49.0	%(2)	82,900	82,300	165,200
Bergamo	Bergamo	49.0	%(2)	103,000	16,900	119,900
Brescia—Concesio	Concesio (Brescia)	49.0	%(2)	89,900	27,600	117,500
Cagliari—Marconi	Cagliari	49.0	%(2)	83,500	109,900	193,400
Catania—Misterbianco	Misterbianco (Catania)	49.0	%(2)	83,300	16,000	99,300
Merate—Lecco	Merate (Lecco)	49.0	%(2)	73,500	88,500	162,000
Milano—Cinisello-Balsamo	Cinisello-Balsamo (Milano)	49.0	%(2)	68,400	18,600	87,000
Milano—Nerviano	Nerviano (Milano)	49.0	%(2)	83,800	27,800	111,600
Napoli—Mugnano di Napoli	Mugnano di Napoli	49.0	%(2)	98,000	94,900	192,900
Olbia	Olbia	49.0	%(2)	49,000	48,800	97,800
Roma—Casalbertone	Roma	49.0	%(2)	62,700	84,900	147,600
Sassari—Centro Azuni	Sassari	49.0	%(2)	—	35,600	35,600
Torino—Rivoli	Rivoli (Torino)	49.0	%(2)	61,800	32,300	94,100

Verona—Bussolengo	Bussolengo (Verona)	49.0	%(2)	89,300	75,300	164,600

Subtotal Italy (39)				3,251,300	3,062,500	6,313,800
POLAND (4)
Borek Shopping Center	Wroclaw	34.7%		119,900	129,400	249,300
Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
Turzyn Shopping Center	Szczecin	34.7%		87,200	120,900	208,100
Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
Zakopianka Shopping Center	Krakow	34.7%		120,200	427,000	547,200

Subtotal Poland (5)				541,000	1,066,100	1,607,100
PORTUGAL
Minho Center	Braga (Porto)	34.7	%(2)	120,000	101,600	221,600

TOTAL EUROPEAN ASSETS (48)				4,297,700	4,806,600	9,104,300

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premises that entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
This property is encumbered by a leasehold on the entire premises that entitles the lessor to the majority of the economics of the property.

(3)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(4)
Arkadia in Warsaw, Poland opened in October, 2004.

(5)
Gallerie Commerciali Italia, in which the Company has a 49% joint venture interest, has been notified by an Italian appellate court that the center which opened in February 2004, though properly permitted, was not in accordance with the Modugno master plan. The joint venture is appealing the decision of the appellate court and is otherwise working to resolve the issue. The center remains open. The joint venture partner has indemnified the Company for the amount of its allocated investment in the project.

SIMON PROPERTY GROUP
Capital Expenditures in the North American Portfolio
For the Nine Months Ended September 30, 2004

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$128.3	$160.3	$80.2
Redevelopment projects with incremental GLA and/or Anchor Replacement	172.3	34.2	12.8
Renovations with no incremental GLA	6.7	2.0	.3
Tenant allowances	50.1	21.4	8.4
Operational capital expenditures at properties:
CAM expenditures(1)	20.1	11.4	4.0
Non-CAM expenditures	11.7	24.7	4.5

Totals	$389.2	$254.0	$110.2

Plus (Less): Conversion from accrual to cash basis	(36.8)	(.2)

Capital expenditures(2)	$352.4	$253.8

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2004

									Construction-in-Progress
											Unconsolidated Entities
		The Company's Ownership Percentage					The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)			Stabilized Rate of Return	Consolidated Properties		Total	The Company's Share
New Development Projects:
Clay Terrace Carmel, IN (Indianapolis)	570,000 sf lifestyle center featuring Dick's Sporting Goods, Wild Oats, DSW Shoe Warehouse and Circuit City	50%	10/04	$108	$100		$50	11%	—		$81.0	$40.5
St. Johns Town Center Jacksonville, FL	1.5 million sf open-air retail center comprised of a village component and community center. The village will be anchored by Dillard's, Barnes & Noble and Dick's Sporting Goods. Target, Ross Dress for Less, Old Navy, Staples, DSW Shoe Warehouse, JoAnn Fabrics, Pier One and PetsMart will anchor the community center.	85%	3/05	$158	$126	(2)	$107	10%	—		$94.4	$80.3
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens 'n Things, Office Depot, Best Buy, T.J. Maxx, Michaels, Old Navy, Pier One and PetsMart	100%	7/05	$98	$62		$62	10%	$36.1		—	—
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley's, Dillard's, AMC Theater, Barnes & Noble, Circuit City, Linens 'n Things, Old Navy and Pier One	100%	10/05	$132	$98		$98	12%	$43.4		—	—
Rockaway Plaza Rockaway, NJ	250,000 sf community center featuring Dick's Sporting Goods, Target, Loews Cineplex and PetsMart	100%	7/04 (Target) 11/05 (Petsmart and shops) 3/06 (Dick's & Loews)	$39	$8		$8	21%	$5.2	(3)	—	—
The Town Center at Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air retail center complex with a village component anchored by Dillard's, Muvico Theatres, and Barnes & Noble and a community center component anchored by Sears Grand, Bed Bath & Beyond, Best Buy, DSW Shoe Warehouse, Office Max, Old Navy, PetsMart, Pier One, Ross Dress for Less, Ulta Cosmetics, Golfsmith, Sports Authority and Party City	50%	10/05 (Phase I) 9/06 (Phase II)	$225	$178		$89	10%	—		$48.6	$24.3
Significant Redevelopment Projects with Incremental GLA
Aurora Mall Aurora, CO	Consolidate Foley's two locations into one state-of-the-art store, addition of Dillard's; mall renovation and new food court	100%	8/05 (Foley's & renov) 9/06 (Dillard's)	$62	$45		$45	10%	$9.5		—	—
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	10/04	$139	$139		$139	11%	$116.0		—	—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Dick's Sporting Goods, small shops, food court, Joseph Beth Booksellers, McCormick & Schmick and Morton's	100%	10/04 2nd Qtr. 2005 (Joseph Beth & Restaurants)	$39	$31		$31	10%	$22.1		—	—

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other Redevelopment Projects with Incremental GLA
Broadway Square Tyler, TX	Lifestyle addition	100%	4/05
College Mall Bloomington, IN	Demolition of Lazarus and Kerasotes buildings for addition of small shop space, pad for Johnny Carino's and Dick's Sporting Goods	100%	4/05
Independence Center Independence, MO	Lifestyle addition	100%	12/04
	Subtotal Other Redevelopment Projects with Incremental GLA			$22	$22	$22	8%	$10.1	$0.0	$0.0
Renovations
Burlington Mall Burlington, MA	Mall renovation	100%	10/04
The Avenues Jacksonville, FL	Mall renovation	25%	3/05
Treasure Coast Square Jensen Beach, FL	Mall renovation	100%	6/05
	Subtotal Renovations			$26	$17	$12	12%	$6.8	$2.0	$0.5
Anchor/Big Box/Theater Activity
Battlefield Mall Springfield, MO	Steve & Barry's and Kirklands in former theater space	100%	12/04
Brea Mall Brea, CA	Addition of Cheesecake Factory	100%	11/04
Century III Mall Pittsburgh, PA	Addition of Dick's Sporting Goods	100%	11/04
Dadeland Mall Miami, FL	Nordstrom in former Lord & Taylor space	50%	11/04

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Landmark Cinema	100%	4/05
Maplewood Mall Minneapolis, MN	Addition of Barnes & Noble	100%	11/04
North East Mall Hurst, TX (Ft. Worth)	Rave Theatre and three restaurants in former Montgomery Ward location	100%	11/04
Phipps Plaza Atlanta, GA	Nordstrom in former Lord & Taylor space	100%	3/05
Rolling Oaks Mall San Antonio, TX	Addition of JCPenney	100%	10/04
Shops at Sunset Place, The Miami, FL	Addition of L.A. Fitness	38%	11/04
South Hills Village Pittsburgh, PA	Addition of Barnes & Noble	100%	12/04
South Park Mall Moline, IL	Dillard's in former Montgomery Ward location	50%	10/04
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Washington Square Indianapolis, IN	Burlington Coat Factory in former JCPenney location; demolition of former Lazarus replaced by new Dick's Sporting Goods and Kerasotes Theatre on an outparcel	100%	3/04 (Burlington) 11/04 (Dick's) 3/05 (Kerasotes)
White Oaks Mall Springfield, IL	Dick's Sporting Goods and Linens 'N Things in former Montgomery Ward location	77%	7/04 (Dick's) 5/05 (Linens)
	Subtotal Anchor/Big Box/Theater Activity			$110	$105	$90	10%	$48.9	$16.6	$8.3
Other Miscellaneous								$7.4	$11.3	$5.8
Total Construction in Progress(4)								$305.4	$253.9	$159.6
Land Held for Development								$58.6	$21.3	$10.7

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(2)
Due to our preference in the joint venture partnership, the Company is contributing 85% of the project costs until certain financial hurdles are met, at which time ownership will be 50/50.
(3)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Rockaway Plaza (Total and SPG's share = $3.8 million).
(4)
Does not include the Company's European Retail Enterprises B.V. ("E.R.E.") and GCI initiatives.

SIMON PROPERTY GROUP
European Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2004

								Construction- in-Progress
Shopping Center/ Location (Metropolitan area)	Project Description	Anchors	The Company's Ownership Percentage	Anticipated Opening	Projected Net Cost (in millions)		The Company's Share of Net Cost	Total	The Company's Share
New Development Projects (Under Construction):
Arkadia—Warsaw, Poland	Approx. 1.1 million of total GLA including a hypermarket, approx. 200 shops, a do-it-yourself center, and cinema	Carrefour, Leroy Merlin, Media Saturn, Cinema City	34.7%	October 20, 2004	€154		€53	€150	€52
Cuneo—Cuneo, Italy	Approx. 0.3 million of total GLA including a hypermarket, medium size shops, and small shops	Auchan, Decathlon, Bricocenter, Upim	49.0%	12/04	€27	(1)	€13	€10	€5
Porta di Roma—Roma, Italy	40% interest in joint venture development. Approx. 1.7 million of total GLA including a hypermarket, department store and do-it-yourself centers.	Auchan, LeRoy Merlin, Ikea, La Rinascente	19.6%	Fall 2006	€200	(1)	€39	€32	€6
Napoli Nola—Nola, Italy (Napoli)	45% interest in joint venture mixed-use development. Approx. 1.3 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Mediaworld	22.1%	Summer 2006	€142	(1)	€31	€51	€11
Napoli Guigliano—Guigliano, Italy (Napoli)	40% interest in joint venture development. Approx. 0.9 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin	19.6%	Summer 2006	€79	(1)	€15	€43	€8
Bay 1—Torcy, France (Paris)	Related to new hypermarket redevelopment in Torcy which opened February, 2003. Approx. 0.3 million of GLA redevelopment of old hypermarket site to consist of shops, cinema, and two hotels	Conforama, Go Sport	34.7%	11/04	€19		€7	€10	€3
Expansion Projects (Under Construction):
Piacenza—Piacenza, Italy	Approx. 0.2 million of total GLA for the expansion of the existing gallery including medium size shops, and small shops	Auchan	49.0%	11/04	€13	(1)	€6	€11	€5
Other projects (1 leasehold development)					€1		—	—	—

Total (8 projects)					€635		€164	€307	€90

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Amounts do not include estimated cost of capital.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of September 30, 2004
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2004	$151,736	$—	$33,177	$184,913
2005	105,195	660,000	455,978	1,221,173
2006	315,634	790,974	449,464	1,556,072
2007	551,504	1,180,000	185,168	1,916,672
2008	461,547	350,000	323,778	1,135,325
2009	661,148	750,000	209,616	1,620,764
2010	724,067	700,000	237,913	1,661,980
2011	436,227	200,000	171,815	808,042
2012	352,785	350,000	205,030	907,815
2013	95,851	275,000	207,723	578,574
2014	467,600	700,000	162,764	1,330,364
Thereafter	72,245	450,000	11,112	533,357

Subtotal Face Amounts	$4,395,539	$6,405,974	$2,653,538	$13,455,051
Premiums (Discounts) on Indebtedness, Net	16,964	(14,123)	586	3,427
Fair Value Interest Rate Swaps	—	(2,323)	—	(2,323)

The Company's Share of Total Indebtedness	$4,412,503	$6,389,528	$2,654,124	$13,456,155

SIMON PROPERTY GROUP

Summary of Indebtedness

As of September 30, 2004

(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$3,933,165	$3,758,060	6.43%	6.3
Floating Rate Debt (Hedged)(1)	209,616	209,616	2.87%	3.2
Floating Rate Debt	476,208	427,863	2.95%	2.3

Total Mortgage Debt	4,618,989	4,395,539	5.92%	5.8
Unsecured Debt
Fixed Rate	5,799,965	5,799,965	6.30%	5.4
Floating Rate Debt	606,009	606,009	2.36%	2.4

Subtotal	6,405,974	6,405,974	5.93%	5.1
Revolving Corporate Credit Facility	0	0	2.49%	0.0
Revolving Corporate Credit Facility (Hedged)(1)	0	0	2.49%	0.0

Subtotal	0	0	2.49%	0.0
Total Unsecured Debt	6,405,974	6,405,974	5.93%	5.1
Premium	31,855	29,331	N/A	N/A
Discount	(26,537)	(26,490)	N/A	N/A
Fair Value Interest Rate Swaps	(2,323)	(2,323)	N/A	N/A

Consolidated Mortgages and Other Indebtedness(2)	$11,027,958	$10,802,031	5.93%	5.4

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$4,667,162	$1,989,970	6.82%	5.2
Floating Rate Debt (Hedged)(1)	476,921	219,583	2.36%	2.8
Floating Rate Debt	1,011,584	443,985	3.50%	4.9

Total Mortgage Debt	6,155,667	2,653,538	5.90%	4.6
Premium	5,466	2,733	N/A	N/A
Discount	(4,370)	(2,147)	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	$6,156,763	$2,654,124	5.90%	4.6

The Company's Share of Total Indebtedness		$13,456,155	5.95%	5.2

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments. As of September 30, 2004, the Company had interest rate protection agreements effectively converting variable rate debt to fixed rate debt on $48.1 million of debt. The Company also holds Euros 150.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 2.12% and a weighted average receive rate of 2.08% at September 30, 2004. The Company also holds $370.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 2.13% and a weighted average receive rate of 3.72% at September 30, 2004.

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of September 30, 2004

(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
North East Mall		11/21/04	3.22%	Variable	Secured		140,000	140,000
DeKalb Plaza		12/01/04	9.35%	Fixed	Secured		2,366	1,240
Melbourne Square		02/01/05	7.42%	Fixed	Secured		36,089	36,089
Shopping Center Associates (Bonds)		05/15/05	7.63%	Fixed	Unsecured		110,000	110,000
Chesapeake Center	(10)	06/15/05	8.44%	Fixed	Secured		6,563	6,563
Grove at Lakeland Square, The	(10)	06/15/05	8.44%	Fixed	Secured		3,750	3,750
Terrace at Florida Mall, The	(10)	06/15/05	8.44%	Fixed	Secured		4,688	4,688
Simon Property Group, LP (Bonds)		06/15/05	6.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	Fixed	Unsecured		150,000	150,000
Cielo Vista Mall—2		11/01/05	8.13%	Fixed	Secured		514	514
Raleigh Springs Mall		12/09/05	3.84%	Variable	Secured		10,877	10,877
Treasure Coast Square—1		01/01/06	7.13%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06	7.77%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06	7.38%	Fixed	Unsecured		300,000	300,000
Revolving Credit Facility	(2)	04/16/06	2.49%	Variable	Unsecured		0	0
Mall of Georgia Crossing		06/09/06	3.84%	Variable	Secured		32,734	32,734
Gulf View Square		10/01/06	8.25%	Fixed	Secured		33,623	33,623
Paddock Mall		10/01/06	8.25%	Fixed	Secured		26,742	26,742
Riverway	(2)	10/01/06	2.99%	Variable	Secured		110,000	110,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06	2.68%	Variable	Unsecured	(12)	240,974	240,974
Simon Property Group, LP (Term Loan)	(2)	04/01/07	2.49%	Variable	Unsecured		250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		50,225	50,225
Cielo Vista Mall—3	(4)	05/01/07	6.76%	Fixed	Secured		36,182	36,182
Lakeline Mall		05/01/07	7.65%	Fixed	Secured		67,736	67,736
McCain Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		23,452	23,452
McCain Mall—2	(4)	05/01/07	6.76%	Fixed	Secured		16,701	16,701
Valle Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		31,061	31,061
Valle Vista Mall—2	(4)	05/01/07	6.81%	Fixed	Secured		7,427	7,427
Wolfchase Galleria		06/30/07	7.80%	Fixed	Secured		73,587	69,537
Copley Place		08/01/07	7.44%	Fixed	Secured		178,427	175,121
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	Fixed	Unsecured		180,000	180,000
University Park Mall		10/01/07	7.43%	Fixed	Secured		58,346	35,008
Simon Property Group, LP (Bonds)		11/15/07	6.38%	Fixed	Unsecured		750,000	750,000

Bangor Mall		12/01/07		7.06%	Fixed	Secured	23,587	15,945
White Oaks Mall	(2)	02/25/08		2.94%	Variable	Secured	48,563	41,125
St. Johns Town Center	(2)	03/12/08		3.09%	Variable	Secured	76,314	38,157
Gateway Shopping Center	(2)	03/31/08		2.79%	Variable	Secured	86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	32,618	32,618
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	36,002	36,002
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	11,149	11,149
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	30,153	30,153
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	57,601	57,601
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	47,674	47,674
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	23,240	23,240
Simon Property Group, LP (Bonds)		01/30/09		3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	70,628	66,741
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	99,501	99,501
Plaza Carolina—Variable Capped	(2)	05/09/09		2.74%	Variable	Secured	99,616	99,616
Plaza Carolina—Variable Floating	(2)	05/09/09		2.74%	Variable	Secured	59,770	59,770
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured	28,429	28,429
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured	15,592	15,592
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured	20,727	20,727
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured	22,724	22,724
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured	3,138	3,138
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured	9,128	9,128
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured	7,891	7,891
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured	4,278	4,278
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured	27,383	27,383
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured	5,515	5,515
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured	16,830	16,830
Simon Property Group, LP (Bonds)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
Trolley Square		08/01/10		9.03%	Fixed	Secured	28,970	26,073
Simon Property Group, LP (Bonds)		08/15/10		4.88%	Fixed	Unsecured	400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured	88,215	85,763
Crystal River		11/11/10		7.63%	Fixed	Secured	15,750	15,750
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured	550,000	550,000
Biltmore Square		12/11/10		7.95%	Fixed	Secured	26,000	26,000

Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured	52,979	42,383
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured	84,917	55,858
Simon Property Group, LP (Bonds)		01/20/11	7.75%	Fixed	Unsecured	200,000	200,000
Henderson Square		07/01/11	6.94%	Fixed	Secured	15,498	12,262
Ingram Park Mall	(8)	08/11/11	6.99%	Fixed	Secured	81,765	81,765
Knoxville Center	(8)	08/11/11	6.99%	Fixed	Secured	61,917	61,917
Northlake Mall	(8)	08/11/11	6.99%	Fixed	Secured	71,428	71,428
Towne West Square	(8)	08/11/11	6.99%	Fixed	Secured	53,521	53,521
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	130,717	130,717
Simon Property Group, LP (Bonds)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,506	29,506
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	87,098	87,098
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,745	43,745
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,518	17,518
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	16,147	16,147
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,784	32,784
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	23,194	23,194
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,861	33,861
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	54,168	54,168
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	47,562	47,562
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	100,000	100,000
Retail Property Trust (Bonds)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Bonds)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	31,690	10,014
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	95,592	52,002
Chesapeake Square	(2)	08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Bonds)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Cheltenham Square		07/01/14	5.89%	Fixed	Secured	54,941	54,941
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Retail Property Trust (Bonds)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000

Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,689	1,689
Simon Property Group, LP (Bonds)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		36,795	36,795
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		59,832	59,832

Total Consolidated Indebtedness at Face Value							11,024,963	10,801,513

Premium on Fixed-Rate Indebtedness							31,855	29,331
Discount on Fixed-Rate Indebtedness							(26,537)	(26,490)
Fair Value Interest Rate Swaps							(2,323)	(2,323)

Total Consolidated Indebtedness							11,027,958	10,802,031

Joint Venture Indebtedness
Indian River Commons		11/01/04	7.58%	Fixed	Secured		8,064	4,032
Indian River Mall		11/01/04	7.58%	Fixed	Secured		44,746	22,373
Galleria Commerciali Italia		06/22/05	3.28%	Variable	Secured	(14)	590,655	289,421
Westchester, The—1		09/01/05	8.74%	Fixed	Secured		143,299	57,320
Westchester, The—2		09/01/05	7.20%	Fixed	Secured		50,630	20,252
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		215,973	67,999
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		10,597	3,709
Crystal Court		01/01/06	7.64%	Fixed	Secured		2,767	968
Fairfax Court		01/01/06	7.64%	Fixed	Secured		12,997	3,412
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		8,997	2,099
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		17,072	5,975
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		7,447	2,606
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		18,377	6,432
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,997	2,567
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		10,722	3,753
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	2.25%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	2.21%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,573	8,287
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750

Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(15)	42,470	15,130
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		46,415	11,567
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,421	19,862
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		37,042	18,521
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		81,820	40,910
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		47,193	23,597
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		62,267	31,134
Houston Galleria—2	(2)	06/25/07	3.34%	Variable	Secured		84,711	26,671
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		96,130	23,618
Clay Terrace Partners	(2)	01/20/08	3.34%	Variable	Secured		70,793	35,397
Metrocenter		02/28/08	8.45%	Fixed	Secured		28,315	14,158
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		99,547	48,915
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,184	4,021
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		164,549	82,275
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,903	5,500
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured		84,482	39,916
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	2.59%	Variable	Secured		99,021	37,133
Seminole Towne Center	(2)	06/30/09	2.49%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office		07/09/09	2.59%	Variable	Secured		40,000	17,000
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		39,269	19,296
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,973	22,590
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,577	6,883
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		198,104	99,052
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		260,989	130,495
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		47,409	23,296
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		96,385	47,361
Highland Mall		07/11/11	6.83%	Fixed	Secured		68,780	34,390
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		161,625	68,691
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		194,700	97,350
Square One		03/11/12	6.73%	Fixed	Secured		92,612	45,507

Crystal Mall	09/11/12	5.62%	Fixed	Secured		103,315	77,041
European Retail Enterprises—Fixed Components	01/17/13	6.49%	Fixed	Secured	(13)	74,712	25,926
Emerald Square Mall	03/01/13	5.13%	Fixed	Secured		142,037	69,793
Avenues, The	04/01/13	5.29%	Fixed	Secured		78,396	19,599
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		78,419	11,504
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
European Retail Enterprises—Variable Components	05/11/14	4.02%	Variable	Secured	(16)	222,955	77,366
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		23,529	9,308
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		186,248	23,945
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,833	1,650
Total Joint Venture Indebtedness at Face Value						6,155,667	2,653,538

Premium on JV Fixed-Rate Indebtedness						5,466	2,733
Discount on JV Fixed-Rate Indebtedness						(4,370)	(2,147)

Total Joint Venture Indebtedness						6,156,763	2,654,124

The Company's Share of Total Indebtedness							13,456,155

(Footnotes on following page)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2004: LIBOR at 1.84%; EURIBOR at 2.08%.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(6)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of September 30, 2004, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 1.84%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 195.4 million.

(13)
Amounts shown in USD Equivalent. Euro equivalent is 61.6 million.

(14)
Amounts shown in USD Equivalent. Euro equivalent is 504.4 million.

(15)
Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(16)
Amounts shown in USD Equivalent. Euro equivalent is 180.8 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2004

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Chicago Premium Outlets	Chicago	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ

Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Las Vegas Premium Outlets	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Shops at North East Mall	Hurst	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Community Centers:
Waterford Lakes Town Center	Orlando	FL
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN

Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Martinsville Plaza	Martinsville	VA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of September 30, 2004

($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(1)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(2)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(3)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(4)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(5)	2,600,895	$30	$78,027	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable Preferred(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable Preferred	822,588	$100	$82,259	N/A

(1)
Shares were redeemable beginning August 27, 2004.

(2)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2004, was $26.99 per share.

(3)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2004 was $53.12 per share.

(4)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(5)
Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to November 10, 2006.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2003 through September 30, 2004
SIMON PROPERTY GROUP Selected Financial and Operational Information As of September 30, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Operational Information As of September 30, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Operational Information As of September 30, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Balance Sheet As of September 30, 2004
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Statement of Operations For three months ended September 30, 2004
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Statement of Operations For nine months ended September 30, 2004
SIMON PROPERTY GROUP Reconciliation of NOI to Net Income As of September 30, 2004
SIMON PROPERTY GROUP Computation of Comparable Property NOI Growth As of September 30, 2004
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2004 (In thousands)
SIMON PROPERTY GROUP Rent Information As of September 30, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of September 30, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of September 30, 2004
SIMON PROPERTY GROUP Top Regional Mall Tenants As of September 30, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP Regional Mall Anchor/Big Box Openings 2004-2006
SIMON PROPERTY GROUP Property Listing—North American Assets As of September 30, 2004
Simon Property Group Property Listing—European Assets As of September 30, 2004
SIMON PROPERTY GROUP Capital Expenditures in the North American Portfolio For the Nine Months Ended September 30, 2004 (In millions)
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of September 30, 2004
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of September 30, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2004 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2004
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2004 ($ in 000's, except per share amounts)